MUNIHOLDINGS
                                                       NEW JERSEY
                                                       INSURED FUND, INC.

                              STRATEGIC
                                        Performance

                                                       Semi-Annual Report
                                                       January 31, 2000

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

TO OUR SHAREHOLDERS

For the six-month period ended January 31, 2000, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.414 per share income dividends, which include earned and unpaid dividends of $0.068. This represents a net annualized yield of 6.86%, based on a month-end net asset value of $11.97 per share. Over the same period, the total investment return on the Fund's Common Stock was -14.42%, based on a change in per share net asset value from $14.47 to $11.97 and assuming reinvestment of $0.415 per share income dividends.

For the six months ended January 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.42% for Series A and 3.37% for Series B.

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 (Y2K) preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise munici-pal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these returns may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Throughout the six months ended January 31, 2000, our investment strategy focused on seeking to enhance tax-exempt income. To achieve this goal, we kept the Fund at an above-average duration as well as fully invested. During the period, price volatility in the fixed-income market, particularly the municipal market, was above average. This was the result of strong domestic growth, concerns about inflation, and the uncertainty of the Y2K situation.

During the six months ended January 31, 2000, the long-term bond yield rose approximately 25 basis points, while long-term tax-exempt interest rates rose about 60 basis points. While this was not good for the Fund's total return, it enabled us to purchase relatively high coupon bonds, which have not been available in the New Jersey tax-exempt market since early 1995. These purchases are intended to generate a higher level of tax-exempt income and limit the effects the Fund may experience from any future interest rate volatility.

In Conclusion

On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization was approved by shareholders on February 16, 2000, and the reorganization took place on March 6, 2000.

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 8, 2000


                                     2 & 3

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

PROXY RESULTS

During the six-month period ended January 31, 2000, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock share holders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                            For          Against      Abstain
--------------------------------------------------------------------------------
1.  To approve the Agreement and
    Plan of Reorganization among
    the Fund, MuniHoldings New
    Jersey Insured Fund II, Inc.
    and MuniHoldings New Jersey
    Insured Fund III, Inc.               3,679,682       81,071       165,526
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                       For        From Voting
--------------------------------------------------------------------------------
2. To elect the Fund's
    Directors:              Terry K. Glenn          6,645,015       242,186
                            Ronald W. Forbes        6,648,626       238,575
                            Cynthia A. Montgomery   6,648,626       238,575
                            Kevin A. Ryan           6,648,626       238,575
                            Arthur Zeikel           6,644,629       242,572
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                            For          Against      Abstain
--------------------------------------------------------------------------------
3.  To ratify the selection of
    Ernst & Young LLP as the Fund's
    independent auditors for the
    current fiscal year.                 6,701,468       60,977       124,756
--------------------------------------------------------------------------------

During the six-month period ended January 31, 2000, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock share holders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                            For          Against      Abstain
--------------------------------------------------------------------------------
1.  To approve the Agreement and
    Plan of Reorganization among
    the Fund, MuniHoldings New
    Jersey Insured Fund II, Inc.
    and MuniHoldings New Jersey
    Insured Fund III, Inc. as
    follows:                    Series A     1,077            0           215
                                Series B     1,306            0             9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                       For        From Voting
--------------------------------------------------------------------------------
2.  To elect the Fund's Board of
    Directors: Terry K. Glenn,
    Ronald W. Forbes, Cynthia A.
    Montgomery, Charles C. Reilly,
    Kevin A. Ryan, Richard R. West
    and Arthur Zeikel as follows:      Series A         797            0
                                       Series B         936            4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                            For          Against      Abstain
--------------------------------------------------------------------------------
3.  To ratify the selection of
    Ernst & Young LLP as the Fund's
    independent auditors for the
    current fiscal year as follows:
                                Series A       797            0             0
                                Series B       940            0             0
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's  Face
STATE             Ratings  Ratings  Amount    Issue                                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--96.2%                             Bernards Township, New Jersey, School District, GO:
                    AA      A1     $ 3,205     5.30% due 1/01/2022                                                         $  2,883
                    AA      A1       2,870     5.30% due 1/01/2023                                                            2,572
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,350    Brick Township, New Jersey, Municipal Utilities
                                              Authority, Revenue Refunding Bonds, 5% due 12/01/2016 (b)                       3,001
                    ----------------------------------------------------------------------------------------------------------------
                                              Delaware River Port Authority of Pennsylvania and
                                              New Jersey Revenue Bonds:
                    AAA     Aaa      4,365     6% due 1/01/2018 (d)                                                           4,407
                    AAA     Aaa      1,500     6% due 1/01/2019 (d)(g)                                                        1,509
                    AAA     Aaa      3,625     (Port District Project), Series B, 5% due 1/01/2026 (c)                        3,059
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000    Essex County, New Jersey, Improvement Authority,
                                              Lease Revenue Refunding Bonds (County Jail
                                              and Youth House Project), 5.35% due 12/01/2024 (a)                              4,482
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,705    Essex County, New Jersey, Improvement Authority,
                                              Utility System Revenue Bonds (East Orange
                                              Franchise), 6% due 7/01/2018 (c)                                                2,730
                    ----------------------------------------------------------------------------------------------------------------
                                              Freehold Township, New Jersey, Board of Education, GO (d):
                    AAA     NR*      1,455     5.40% due 7/15/2024                                                            1,326
                    AAA     NR*      1,540     5.40% due 7/15/2025                                                            1,400
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*      2,000    Hudson County, New Jersey, Improvement Authority,
                                              Facility Lease Revenue Refunding Bonds
                                              (Hudson County Lease Project), 5.40% due 10/01/2025 (b)                         1,817
                    ----------------------------------------------------------------------------------------------------------------
                                              Metuchen, New Jersey, School District, GO (b):
                    AAA     NR*      1,185     5.20% due 9/15/2023                                                            1,044
                    AAA     NR*      1,245     5.20% due 9/15/2024                                                            1,093
                    AAA     NR*      1,315     5.20% due 9/15/2025                                                            1,150
                    AAA     NR*      1,385     5.20% due 9/15/2026                                                            1,208
                    AAA     NR*        710     5.20% due 9/15/2027                                                              618
                    ----------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations:

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


                                     4 & 5

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P    Moody's  Face
STATE             Ratings  Ratings  Amount    Issue                                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                                    Middlesex County, New Jersey, COP (c):
(concluded)         AAA     Aaa    $ 4,855     5.25% due 6/15/2023                                                         $  4,317
                    AAA     Aaa      8,075     5.30% due 6/15/2029                                                            7,127
                    ----------------------------------------------------------------------------------------------------------------
                    BBB-    NR*      4,000    New Jersey EDA, First Mortgage Revenue Refunding
                                              Bonds (Fellowship Village), Series A, 5.50% due 1/01/2025                       3,096
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000    New Jersey EDA, Natural Gas Facilities Revenue
                                              Refunding Bonds (NUI Corporation Projects),
                                              AMT, Series A, 5.70% due 6/01/2032 (c)                                          4,626
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,155    New Jersey EDA, Revenue Bonds (Transportation
                                              Project), Sub-Lease, Series A, 6% due 5/01/2016 (d)                             5,231
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey EDA, State Lease Revenue Bonds (State
                                              Office Buildings Projects) (a):
                    AAA     Aaa      3,000     6% due 6/15/2015                                                               3,062
                    AAA     Aaa      4,620     6.25% due 6/15/2020                                                            4,733
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                    AAA     Aaa      3,000    (New Jersey American Water Company Inc.), Series
                                              B, 5.375% due 5/01/2032 (b)                                                     2,618
                    AAA     Aaa      3,500     RITR, Series 34, 7.17% due 5/01/2032 (b)(f)                                    2,617
                    AAA     Aaa      7,400     RITR, Series 35, 6.735% due 2/01/2038 (c)(f)                                   5,301
                    ----------------------------------------------------------------------------------------------------------------
                    A1+c    VMIG1+     500    New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                              (United Water New Jersey Inc. Project), VRDN, Series B,
                                              3.60% due 11/01/2025 (a)(e)                                                       500
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey Health Care Facilities Financing
                                              Authority, Revenue Refunding Bonds:
                    AAA     Aaa      1,770     (AHS Hospital Corporation), Series A, 5.375% due 7/01/2019 (a)                 1,621
                    BBB     NR*      3,075     (Christian Health Care Center), Series A, 5.50% due 7/01/2018                  2,508
                    AAA     Aaa      4,450     (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (d)            3,986
                    BBB-    Baa3     4,200     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                  3,295
                    AAA     Aaa      2,020     (Shoreline Behavioral Health Center), 5.50% due 7/01/2027 (c)                  1,837
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,890    New Jersey Sports and Exposition Authority, Convention Center,
                                              Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2017 (c)                        4,348
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey State Educational Facilities Authority, Revenue
                                              Refunding Bonds (Monmouth University), Series C:
                    BBB     Baa2     2,030     5.75% due 7/01/2017                                                            1,905
                    BBB     Baa2     2,000     5.80% due 7/01/2022                                                            1,834
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,850    New Jersey State Educational Facilities Authority, Revenue
                                              Refunding Bonds (University of Medicine & Dentistry),
                                              Series B, 5.25% due 12/01/2021 (a)                                              2,534
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*      2,730    New Jersey State Higher Education Assistance Authority,
                                              Student Loan Revenue Bonds, AMT, Series A, 5.25% due 6/01/2018 (c)              2,462
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                              Revenue Bonds, AMT (c):
                    AAA     Aaa      4,195     Series K, 6.375% due 10/01/2026                                                4,262
                    AAA     Aaa      1,000     Series U, 5.60% due 10/01/2012                                                   981
                    AAA     Aaa      2,820     Series U, 5.65% due 10/01/2013                                                 2,758
                    AAA     Aaa      4,500     Series U, 5.85% due 4/01/2029                                                  4,241
                    ----------------------------------------------------------------------------------------------------------------
                                              New Jersey State Transit Corporation, COP (Federal
                                              Transit Administration Grants), Series A (a):
                    AAA     Aaa      1,500     6% due 9/15/2013                                                               1,543
                    AAA     Aaa      5,000     6.125% due 9/15/2015                                                           5,125
                    ----------------------------------------------------------------------------------------------------------------
                                              North Bergen Township, New Jersey, Board of Education, COP (d):
                    NR*     Aaa      1,000     6% due 12/15/2019                                                              1,011
                    NR*     Aaa      1,580     6.25% due 12/15/2020                                                           1,622
                    NR*     Aaa      1,680     6.25% due 12/15/2021                                                           1,716
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*      1,200    North Hudson, New Jersey, Sewer Authority Revenue
                                              Bonds, 5.125% due 8/01/2022 (b)                                                 1,047
                    ----------------------------------------------------------------------------------------------------------------
                                              Paterson, New Jersey, Public School District, COP (c):
                    NR*     Aaa      1,980     6.125% due 11/01/2015                                                          2,037
                    NR*     Aaa      2,000     6.25% due 11/01/2019                                                           2,048
                    ----------------------------------------------------------------------------------------------------------------
                    AA      A1       3,500    Rutgers State University, New Jersey, Revenue Bonds,
                                              Series A, 5.20% due 5/01/2027                                                   3,023
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,765    South Jersey Transportation Authority, New Jersey,
                                              Transportation System, Revenue Refunding Bonds, 5% due 11/01/2019 (a)           1,540
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*      4,260    Sparta Township, New Jersey, School District,
                                              GO, Refunding, 5% due 9/01/2020 (c)                                             3,674
                    ----------------------------------------------------------------------------------------------------------------
                                              West Orange, New Jersey, Board of Education, COP (c):
                    NR*     Aaa      2,040     5.75% due 10/01/2014                                                           2,055
                    NR*     Aaa      3,590     6% due 10/01/2024                                                              3,593
------------------------------------------------------------------------------------------------------------------------------------
New York--0.9%      A1+     VMIG1+   1,300    Port Authority of New York and New Jersey, Special Obligation
                                              Revenue Refunding Bonds (Versatile Structure Obligation),
                                              VRDN, Series 5, 3.60% due 8/01/2024 (e)                                         1,300
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.9%   AAA     Aaa      6,000    Puerto Rico Commonwealth, Infrastructure Financing Authority,
                                              Special Revenue Bonds, Series A, 5% due 7/01/2028 (a)                           5,019
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,095    Puerto Rico Public Buildings Authority Revenue Bonds
                                              (Government Facilities), Series B, 5% due 7/01/2027 (a)                           920
------------------------------------------------------------------------------------------------------------------------------------
                    Total Investments (Cost--$169,262)--101.0%                                                              153,372
                    Variation Margin on Financial Futures Contracts**--0.1%                                                     122
                    Liabilities in Excess of Other Assets--(1.1%)                                                            (1,667)
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $151,827
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) FSA Insured.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(g) All or a portion of security held as collateral in connection with financial futures contracts.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.
**  Financial futures contracts sold as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                          (in Thousands)
--------------------------------------------------------------------------------
Number of                             Expiration
Contracts         Issue                  Date                  Value
--------------------------------------------------------------------------------
   170      US Treasury Bonds         March 2000             $15,677
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$15,316)                              $15,677
                                                             =======
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                     6 & 7

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of January 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
Assets:        Investments, at value (identified cost--$169,261,881) ............................                    $ 153,371,614
               Cash .............................................................................                            7,476
               Receivables:
                 Securities sold ................................................................   $   8,879,606
                 Interest .......................................................................       1,901,725
                 Variation margin ...............................................................         122,188       10,903,519
                                                                                                     -------------
               Prepaid expenses .................................................................                            9,931
                                                                                                                     -------------
               Total assets .....................................................................                      164,292,540
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
                 Securities purchased ...........................................................      12,170,833
                 Dividends to shareholders ......................................................         142,685
                 Investment adviser .............................................................          60,548
                 Offering costs .................................................................          60,000       12,434,066
                                                                                                     -------------
               Accrued expenses .................................................................                           31,751
                                                                                                                     -------------
               Total liabilities ................................................................                       12,465,817
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets .......................................................................                    $ 151,826,723
                                                                                                                     =============
----------------------------------------------------------------------------------------------------------------------------------
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (2,720 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ............                    $  68,000,000
                 Common Stock, par value $.10 per share (7,000,496 shares issued and outstanding)   $     700,050
               Paid-in capital in excess of par .................................................     103,388,100
               Undistributed investment income--net .............................................         565,699
               Accumulated realized capital losses on investments--net ..........................      (4,349,270)
               Accumulated distributions in excess of realized capital gains on investments--net         (226,339)
               Unrealized depreciation on investments--net ......................................     (16,251,517)
                                                                                                     -------------

               Total--Equivalent to $11.97 net asset value per share of Common Stock
               (market price--$11.75) ...........................................................                       83,826,723
                                                                                                                     -------------
               Total capital ....................................................................                    $ 151,826,723
                                                                                                                     =============
----------------------------------------------------------------------------------------------------------------------------------

* Auction Market Preferred Stock.

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended January 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Investment           Interest and amortization of premium and discount earned .........                       $  4,579,641
Income:
--------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .........................................     $    440,981
                     Commission fees ..................................................           83,635
                     Professional fees ................................................           40,023
                     Accounting services ..............................................           28,032
                     Transfer agent fees ..............................................           18,777
                     Organization expenses ............................................           14,688
                     Printing and shareholder reports .................................           11,697
                     Directors' fees and expenses .....................................            9,442
                     Listing fees .....................................................            7,837
                     Custodian fees ...................................................            6,929
                     Pricing fees .....................................................            3,793
                     Other ............................................................            8,575
                                                                                            ------------
                     Total expenses before reimbursement ..............................          674,409
                     Reimbursement of expenses ........................................          (40,678)
                                                                                            ------------

                     Total expenses after reimbursement ...............................                            633,731
                                                                                                              ------------
                     Investment income--net ...........................................                          3,945,910
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments--net ................................                         (4,349,270)
Unrealized           Change in unrealized depreciation on investments--net ............                        (13,006,218)
Loss on                                                                                                       ------------
Investments--Net:    Net Decrease in Net Assets Resulting from Operations .............                       $(13,409,578)
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.


                                     8 & 9

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            January 31,        July 31,
                Increase (Decrease) in Net Assets:                                             2000              1999
-----------------------------------------------------------------------------------------------------------------------
Operations:     Investment income--net ...............................................   $   3,945,910    $   7,875,123
                Realized gain (loss) on investments--net .............................      (4,349,270)         325,337
                Change in unrealized appreciation/depreciation on investments--net....     (13,006,218)      (4,373,963)
                                                                                         -------------    -------------
                Net increase (decrease) in net assets resulting from operations ......     (13,409,578)       3,826,497
                                                                                         -------------    -------------
-----------------------------------------------------------------------------------------------------------------------
Dividends &     Investment income--net:
Distributions     Common Stock .......................................................      (2,906,585)      (5,676,267)
to Shareholders:  Preferred Stock ....................................................      (1,157,550)      (2,078,554)
                Realized gain on investments--net:
                  Common Stock .......................................................              --          (77,651)
                  Preferred Stock ....................................................              --         (130,955)
                In excess of realized gain on investments to Common Stock
                shareholders--net ....................................................              --         (226,339)
                                                                                         -------------    -------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders ........................................      (4,064,135)      (8,189,766)
                                                                                         -------------    -------------
-----------------------------------------------------------------------------------------------------------------------
Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:   dividends and distributions ..........................................              --          696,570
                                                                                         -------------    -------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets:     Total decrease in net assets .........................................     (17,473,713)      (3,666,699)
                Beginning of period ..................................................     169,300,436      172,967,135
                                                                                         -------------    -------------
                End of period* .......................................................   $ 151,826,723    $ 169,300,436
                                                                                         =============    =============
-----------------------------------------------------------------------------------------------------------------------
               *Undistributed investment income--net .................................   $     565,699    $     683,924
                                                                                         =============    =============
-----------------------------------------------------------------------------------------------------------------------

                See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been                                       For the Six     For the    For the Period
derived from information provided in the financial                                      Months Ended   Year Ended  March 11, 1998+
statements.                                                                              January 31,    July 31,     to July 31,
Increase (Decrease) in Net Asset Value:                                                     2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period ...........................      $  14.47     $   15.09      $   15.00
Operating                                                                               --------     ---------      ---------
Performance:      Investment income--net .........................................           .57          1.13            .46
                  Realized and unrealized gain (loss) on investments--net ........         (2.48)         (.58)           .16
                                                                                        --------     ---------      ---------
                  Total from investment operations ...............................         (1.91)          .55            .62
                                                                                        --------     ---------      ---------
                  Less dividends and distributions to Common Stock shareholders:
                    Investment income--net .......................................          (.42)         (.81)          (.26)
                    Realized gain on investments--net ............................            --          (.01)            --
                    In excess of realized gain on investments--net ...............            --          (.03)            --
                                                                                        --------     ---------      ---------
                  Total dividends and distributions to Common Stock shareholders .          (.42)         (.85)          (.26)
                                                                                        --------     ---------      ---------
                  Capital charge resulting from issuance of Common Stock .........            --            --           (.03)
                                                                                        --------     ---------      ---------
                  Effect of Preferred Stock activity:++
                    Dividends and distributions to Preferred Stock shareholders:
                     Investment income--net ......................................          (.17)         (.30)          (.12)
                     Realized gain on investments--net ...........................            --          (.02)            --
                     Capital charge resulting from issuance of Preferred Stock ...            --            --           (.12)
                                                                                        --------     ---------      ---------
                  Total effect of Preferred Stock activity .......................          (.17)         (.32)          (.24)
                                                                                        --------     ---------      ---------
                  Net asset value, end of period .................................      $  11.97     $   14.47      $   15.09
                                                                                        ========     =========      =========
                  Market price per share, end of period ..........................      $  11.75     $ 13.4375      $  15.375
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on market price per share ................................         (9.54%)#      (7.44%)         4.29%#
Returns:**                                                                              ========     =========      =========
                  Based on net asset value per share .............................        (14.42%)#       1.56%          2.35%#
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on   Total expenses, net of reimbursement*** ........................          1.37%*        1.22%           .29%*
Average Net                                                                             ========     =========      =========
Assets of         Total expenses*** ..............................................          1.46%*        1.31%          1.21%*
Common Stock:                                                                           ========     =========      =========
                  Total investment income--net*** ................................          8.52%*        7.32%          8.17%*
                                                                                        ========     =========      =========
                  Amount of dividends to Preferred Stock shareholders ............          2.50%*        1.93%          2.14%*
                                                                                        ========     =========      =========
                  Investment income--net, to Common Stock shareholders ...........          6.02%*        5.39%          6.03%*
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on   Total expenses, net of reimbursement ...........................           .79%*         .75%           .18%*
Total Average                                                                           ========     =========      =========
Net Assets:+++*** Total expenses .................................................           .84%*         .80%           .76%*
                                                                                        ========     =========      =========
                  Total investment income--net ...................................          4.91%*        4.48%          5.13%*
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on   Dividends to Preferred Stock shareholders ......................          3.40%*        3.04%          3.61%*
Average Net                                                                             ========     =========      =========
Assets of
Preferred Stock:
----------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, net of Preferred Stock, end of period (in thousands)      $ 83,827     $ 101,300      $ 104,967
Data:                                                                                   ========     =========      =========
                  Preferred Stock outstanding, end of period (in thousands) ......      $ 68,000     $  68,000      $  68,000
                                                                                        ========     =========      =========
                  Portfolio turnover .............................................         35.10%        64.93%         32.46%
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:         Asset coverage per $1,000 ......................................      $  2,233     $   2,490      $   2,544
                                                                                        ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per     Series A--Investment income--net ...............................      $    429     $     763      $     317
Share On                                                                                ========     =========      =========
Preferred Stock   Series B--Investment income--net ...............................      $    422     $     766      $     300
Outstanding:                                                                            ========     =========      =========
----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on October 19, 1998.
+++   Includes Common and Preferred Stock average net assets.
#     Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $14,688 were expensed during the six months ended January 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2000, FAM earned fees of $440,981, of which $40,678 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $57,204,020 and $55,399,812, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                             Realized           Unrealized
                                          Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments.................     $(4,690,871)       $(15,890,267)
Financial futures contracts ..........         341,601            (361,250)
                                           -----------        ------------
Total.................................     $(4,349,270)       $(16,251,517)
                                           ===========        ============
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $15,890,267, of which $62,660 related to appreciated securities and $15,952,927 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $169,261,881.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended January 31, 2000 remained constant and during the year ended July 31, 1999 increased by 44,928 as a result of dividend reinvestment.


                                    12 & 13

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2000 were Series A, 3.16% and Series B, 3.18%.

Shares issued and outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affilliate of FAM, earned $38,899 as commissions.

5. Reorganization Plan:

On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization was approved by shareholders of the Fund on January 20, 2000 and by shareholders of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. on February 16, 2000. The reorganization was consummated on March 6, 2000.

6. Subsequent Event:

On February 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067500 per share, payable on February 28, 2000 to shareholders of record as of February 17, 2000.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2000 were as follows:

                                       Percent of
S&P Rating/Moody's Rating              Net Assets
-------------------------------------------------
AAA/Aaa.................................. 86.0%
AA/Aa....................................  5.6
BBB/Baa..................................  8.2
Other+...................................  1.2
-------------------------------------------------
+ Temporary investments in short-term municipal securities.


IMPORTANT TAX INFORMATION

On March 6, 2000, MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. (the "Funds") merged into MuniHoldings New Jersey Insured Fund, Inc.

All of the net investment income distributions paid by the Funds during their taxable periods ended March 6, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Funds during the period.

Please retain this information for your records.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President
  and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUJ

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater vola tility of net asset value and market price of shares of the Common Stock, and the risk that fluc tuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #HOLDNJ2--1/00

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